SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 -------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 1, 2002


                                   SLI, INC.
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



              Oklahoma                      0-25848            73-1412000
             ----------                    ---------          ------------
   (State or Other Jurisdiction of        (Commission        (IRS Employer
           Incorporation)                File Number)     Identification No.)


          500 Chapman Street, Canton, Massachusetts               02021
       ------------------------------------------------           -----
      (Address of principal executive offices)                 (zip code)

      Registrant's telephone number, including area code: (781) 828-2948

                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         On August 1, 2002, SLI, Inc. (the "Company") issued a press release announcing that the Company has not obtained an extension of the previously announced forbearance agreement with its senior lenders. Additionally, on August 2, 2002, the Company issued a press release announcing that the New York Stock Exchange (the "NYSE") has advised the Company that it currently does not meet the certified listing requirements of the NYSE. A copy of each press release issued is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(a)    Exhibits:

         Number            Description

         99.1     Press Release, dated August 1, 2002, of SLI, Inc..

         99.2     Press Release, dated August 2, 2002, of SLI, Inc.





                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SLI, Inc.


                                        By:  /s/ Robert J. Mancini
                                             -----------------------------
                                        Name:  Robert J. Mancini
                                        Title: Chief Financial Officer





Date: August 5, 2002

                               INDEX TO EXHIBITS

         Number                     Description

         99.1     Press Release, dated August 1, 2002, of SLI, Inc.

         99.2     Press Release, dated August 2, 2002, of SLI, Inc.

                                                                Exhibit 99.1

                           [Letterhead of SLI, Inc.]


CANTON, Mass., August 1 -- SLI, Inc. (NYSE: SLI) today announced that the company had not obtained an extension of the previously announced forbearance agreement with respect to the company's current defaults, including the payment default with its senior banks. The company said it would continue to explore all available alternatives to restructuring its existing debt and addressing its current liquidity issues.

SLI Inc., based in Canton, MA, is a vertically integrated designer, manufacturer and seller of lighting systems, which are comprised of lamps and fixtures. The Company offers a complete range of lamps (incandescent, fluorescent, compact fluorescent, high intensity discharge, halogen, miniature incandescent, neon, LED and special lamps). They also offer a comprehensive range of fixtures. The Company serves a diverse international customer base and markets, has 31 plants in 30 countries and operates throughout the world. SLI, Inc. is also the #1 global supplier of miniature lighting products for automotive instrumentation.

Statements in this release may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the company's business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the company's future results are: the company's ability to successfully: amend, restructure and/or renegotiate its existing credit facilities or cure or receive a waiver of the events of default under its credit facilities; (the failure of which may result in the company filing a voluntary petition for bankruptcy); continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, vendors and suppliers, employees and customers given the company's financial condition; access alternative sources of financing if it is unable to amend, restructure and/or renegotiate its credit agreements; limit the amount of time the company's management and officers devote to restructuring its existing operations and credit facilities and exploring strategic alternatives in order to also allow them to run the company's business and implement its business strategy; retain its key senior managers and other employees; avoid net losses which could require the company to find additional sources of financing to fund its operations, implement its financial and business strategies, meet anticipated capital expenditures, research and development costs and financing commitments; implement its business strategy of reducing expenses and improving cash flow; retain its key customers and limit the company's vulnerability to general adverse economic conditions; sell and market its products worldwide; as well as manage other uncertainties and risk factors, including those described from time to time in the company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and Quarterly Report on Form 10-Q for the period ended March 31, 2002.

                                                                Exhibit 99.2
                           [Letterhead of SLI, Inc.]


        SLI, Inc. Announces Receipt of Continued Listing Non-Compliance

Contact:          Frank M. Ward                   Robert J. Mancini
                  Chairman and CEO                Chief Financial Officer


CANTON, Mass., August 2, 2002 -- SLI, Inc. (NYSE: SLI) today announced that it has been advised by the New York Stock Exchange (NYSE) that the Company currently falls below the continued listing standard requiring average market capitalization of not less than $15 million over a thirty (30) day trading period and a thirty-day average share price of not less than $1.00

Standard NYSE procedure provides the Company 45 days to submit a business plan, subject to NYSE review and acceptance, detailing its strategy to return to compliance with the continued listing standards.

SLI Inc., based in Canton, MA, is a vertically integrated designer, manufacturer and seller of lighting systems, which are comprised of lamps and fixtures. The Company offers a complete range of lamps (incandescent, fluorescent, compact fluorescent, high intensity discharge, halogen, miniature incandescent, neon, LED and special lamps). They also offer a comprehensive range of fixtures. The Company serves a diverse international customer base and markets, has 31 plants in 30 countries and operates throughout the world. SLI, Inc. is also the #1 global supplier of miniature lighting products for automotive instrumentation.

Statements in this release may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the company's business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the company's future results are: the company's ability to successfully: amend, restructure and/or renegotiate its existing credit facilities or cure or receive a waiver of the events of default under its credit facilities; (the failure of which may result in the company filing a voluntary petition for bankruptcy); continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, vendors and suppliers, employees and customers given the company's financial condition; access alternative sources of financing if it is unable to amend, restructure and/or renegotiate its credit agreements; limit the amount of time the company's management and officers devote to restructuring its existing operations and credit facilities and exploring strategic alternatives in order to also allow them to run the company's business and implement its business strategy; retain its key senior managers and other employees; avoid net losses which could require the company to find additional sources of financing to fund its operations, implement its financial and business strategies, meet anticipated capital expenditures, research and development costs and financing commitments; implement its business strategy of reducing expenses and improving cash flow; retain its key customers and limit the company's vulnerability to general adverse economic conditions; sell and market its products worldwide; as well as manage other uncertainties and risk factors, including those described from time to time in the company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and Quarterly Report on Form 10-Q for the period ended March 31, 2002.

For more information, visit our website: www.sliinc.com.